SUN CAPITAL ADVISERS TRUST

Sun Capital Investment Grade Bond Fund

Supplement dated October 11, 2011

To the Statement of Additional Information dated May 1, 2011

Effective immediately, the Statement of Additional Information relating to Sun Capital Investment Grade Bond Fund (the “Fund”) is hereby revised as follows:

a)  In the section entitled “Portfolio Managers” beginning on page 46, a reference to Jill A. Fields is hereby added to the list of the adviser’s portfolio managers which appears on page 47 in the fifth bullet point of this section.

b)  In the section entitled “Other Accounts Managed by Portfolio Managers – Sun Capital Advisers LLC” beginning on page 48, the table of account information for Jill A. Fields is hereby revised by adding the following information for Jill A. Fields:

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Jill A. Fields
Other Registered Investment Companies	0	$ 0
Other Pooled Vehicles	0	$ 0
Other Accounts	0	$ 0